UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2005

BANK OF COMMERCE HOLDINGS

(Exact name of Registrant as specified in its charter)

California	0-25135	94-2823865

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1951 Churn Creek Road Redding, California	96002

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 224-3333

N/A

(Former Name or Former Address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, no par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. June 30, 2005: 8,618,581

Section 8 — Other Events

Item 8.01. Other Events

Kenneth E. and Linda J. Miles have filed a 10b5-1 sales plan to sell up to 30,000 shares of Bank of Commerce Holdings (BOCH) stock at a price no less than $10.75 per share.

Section 9 — Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99     10b5-1 Stock Sale Plan Kenneth E. and Linda J. Miles

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 19, 2005	/s/ Michael C. Mayer
By: Michael C. Mayer
President and Chief Executive Officer

2